UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2005

ALLIANCE LAUNDRY SYSTEMS LLC
ALLIANCE LAUNDRY CORPORATION
ALLIANCE LAUNDRY HOLDINGS LLC

(Exact name of registrant as specified in its charter)

DELAWARE DELAWARE DELAWARE (State or other jurisdiction of incorporation)	333-56857 333-56857-01 333-56857-02 (Commission File Number)	39-1927923 39-1928505 52-2055893 (IRS Employer Identification No.)

Shepard Street, P.O. Box 990
RIPON, WISCONSIN 54971-0990
(Address of Principal executive offices, including Zip Code)

(920) 748-3121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On January 4, 2005, Alliance Laundry Systems LLC (the “Company”) and Alliance Laundry Corporation (“ALC”) issued a press release announcing that they have commenced a tender offer for cash and solicitation of consents relating to their $110,000,000 outstanding principal amount of 9 5/8% Senior Subordinated Notes due 2008 (the “Notes”).

     A copy of the press release dated January 4, 2005 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit No.	Description
99.1	Press release issued January 4, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE LAUNDRY SYSTEMS LLC (Registrant)
/s/ Thomas L’Esperance
Date: January 4, 2005	Name:	Thomas L’Esperance
	Title:	Chairman & CEO

/s/ Bruce P. Rounds
Name:	Bruce P. Rounds
Title:	Vice President & Chief Financial Officer

ALLIANCE LAUNDRY CORPORATION (Registrant)
/s/ Thomas L’Esperance
Date: January 4, 2005	Name:	Thomas L’Esperance
	Title:	Chairman & CEO

/s/ Bruce P. Rounds
Name:	Bruce P. Rounds
Title:	Vice President & Chief Financial Officer

ALLIANCE LAUNDRY HOLDINGS LLC (Registrant)
/s/ Thomas L’Esperance
Date: January 4, 2005	Name:	Thomas L’Esperance
	Title:	Chairman & CEO

/s/ Bruce P. Rounds
Name:	Bruce P. Rounds
Title:	Vice President & Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued January 4, 2005